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                                                                   Exhibit 10.09

                                INGRAM MICRO INC.

                           1996 EQUITY INCENTIVE PLAN

            SECTION 1. PURPOSE. The purposes of the Ingram Micro Inc. 1996 Equity Incentive Plan are to promote the interests of Ingram Micro Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of Micro and its Affiliates, as defined below; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of Micro.

            SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

            "AFFILIATE" means (i) a "parent corporation," whether new or hereafter existing, as defined in Section 424(e) of the Code, and (ii) any "subsidiary corporation," whether now or hereafter existing, as defined in
Section 424(f) of the Code.

           "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

            "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

            "BOARD" means the Board of Directors of Micro.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITTEE", prior to the registration of any class of Micro common stock under Section 12 of the Exchange Act, means either the Board or the Committee, as hereinafter defined, and, after such registration, means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

            "EMPLOYEE" means an employee of Micro or any Affiliate.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
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            "EXCHANGE AGREEMENT" means the Exchange Agreement among the Ingram
Companies and the other persons set forth on the signature pages thereof.

            "EXECUTIVE OFFICER" means, at any time, an individual who is an executive officer of Micro within the meaning of Exchange Act Rule 3b-7 or who is an officer of Micro within the meaning of Exchange Act Rule 16a-1(f).

            "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares, the lack of liquidity of the Shares, the fact that the Shares may represent a minority interest and such other factors as the Committee shall in its discretion deem relevant or appropriate.

            "INCENTIVE STOCK OPTION" means a right to purchase Shares from Micro that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

            "INGRAM FAMILY" means Martha Ingram, her descendants (including any adopted persons and their descendants) and their respective spouses.

            "MICRO" means Ingram Micro Inc., together with any successor thereto.

            "NON-QUALIFIED STOCK OPTION" means a right to purchase Shares from Micro that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

            "OFFICER" means any employee whose aggregate direct annual remuneration from Micro exceeds $60,000 and who is appointed by the Board to a position of significant managerial responsibility within Micro.

            "OPTION" means an Incentive Stock Option or a Non-Qualified Stock Option.

            "OTHER STOCK-BASED AWARD" means any right granted under Section 10 of the Plan.

            "PARTICIPANT" means any Employee selected by the Committee to receive an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

            "PERFORMANCE AWARD" means any right granted under Section 9 of the Plan.

            "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

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            "PLAN" means this Ingram Micro Inc. 1996 Equity Incentive Plan.

            "PURCHASE AGREEMENT" means an agreement substantially in the form attached hereto as Exhibit A to be executed by Micro and a Participant as a condition to the exercise, prior to a Public Offering, by such Participant of any Option granted hereunder.

            "RESTRICTED STOCK" means any Share granted under Section 8 of the Plan.

            "RESTRICTED STOCK UNIT" means any unit granted under Section 8 of the Plan.

            "RULE 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

            "SEC" means the Securities and Exchange Commission or any successor thereto.

            "SHARES" means shares of Class B common stock, $.01 par value, of Micro.

            "STOCK APPRECIATION RIGHT" means any right granted under Section 7 of the Plan.

            "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by Micro or with which Micro combines.

            SECTION 3. ADMINISTRATION.

            (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting Micro, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, Award Agreement and Purchase Agreement;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination

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and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

            (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including Micro, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

            SECTION 4. SHARES AVAILABLE FOR AWARDS.

            (a) Shares Available. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 10,000,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of Micro may receive Awards under the Plan in any calendar year that relate to more than 900,000 Shares.

            (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of Micro, issuance of warrants or other rights to purchase Shares or other securities of Micro, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares of Micro (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the number of Shares or other securities of Micro (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that except to the extent deemed desirable by the Committee (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

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            (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of Micro for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

            (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

            SECTION 5. ELIGIBILITY. Any Employee, including any Officer or employee-director of Micro or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant.

            SECTION 6. STOCK OPTIONS.

            (a) Grant. Subject to the provisions of the Plan and contractual restrictions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

            (b) Exercise Price. The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

                (i)  In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Micro or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Non-Qualified Stock Option

                     (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Micro or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

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                     (B) granted to any other Employee, the per Share exercise
price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter but in no case shall an Option, other than an Option granted to an Officer of Micro, become exercisable at a rate less than 20% per year over five years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

            (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by Micro. Such payment may be made: (i) in cash; (ii) in Shares already owned by the Participant (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; (iv) if approved by the Committee, in accordance with a cashless exercise program under which either (A) if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) Shares may be issued by Micro to a Participant's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to Micro that portion of the proceeds from the sale of such Shares that is equal to the exercise price of the Option(s) relating to such Shares, or (v) in such other manner as permitted by the Committee at the time of grant or thereafter.

            SECTION 7. STOCK APPRECIATION RIGHTS.

            (a) Grant. Subject to the provisions of the Plan and contractual restrictions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant and shall have a grant price as determined by the Committee on the date of grant.

            (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right which is not related to an Incentive Stock Option and which can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the last day of such limited period and the Fair Market Value of the Shares subject to such stock appreciation right shall be deemed to be equal to the average of the high and low prices during such period on each day the

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Shares are traded on any stock exchange on which Shares are listed or on any over-the-counter market on which Shares are then traded. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

            (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

            SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

            (a) Grant. Subject to the provisions of the Plan and contractual provisions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to Micro, and the other terms and conditions of such Awards. The per Share purchase price of Restricted Stock granted under this Section 8 shall in all cases be at least 85% of the Fair Market Value per Share on the date of grant.

            (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock purchase agreement shall grant Micro a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with Micro for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to Micro. This repurchase option shall lapse at such rate as the Committee may determine, but, except with respect to Restricted Stock granted to an Officer of Micro, in no case at a rate of less than 20% per year over five years from the date of purchase.

            (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

            (d) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be

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reinvested in additional Shares of Restricted Stock or in additional Restricted
Stock Units, as determined by the Committee in its sole discretion.

            SECTION 9. PERFORMANCE AWARDS.

            (a) Grant. Subject to the provisions of the Plan and contractual provisions affecting Micro, the Committee shall have sole and complete authority to determine the Employees who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

            (b) Terms and Conditions. Subject to the terms of the Plan, any contractual provisions affecting Micro and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award; provided, however, that unless otherwise specifically determined by the Committee, all Performance Awards shall vest in any event prior to the scheduled expiration of such Award.

            (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis. In any event, Performance Awards to an Executive Officer shall not be paid in cash during the six-month period commencing on the day immediately following the date of grant of such Award.

            SECTION 10. OTHER STOCK-BASED AWARDS. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply with applicable law, and to the extent deemed desirable by the Committee, with Rule 16b-3. Subject to the terms of the Plan, any contractual provisions affecting Micro and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

            SECTION 11. TERMINATION OR SUSPENSION OF EMPLOYMENT. The following provisions shall apply in the event of the Participant's termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

            (a) Nonqualified Stock Options and Stock Appreciation Rights.

      (i) Termination of Employment. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's

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employment with Micro or its Affiliates is terminated for any reason other than death, disability, or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (A) the sixtieth day following such termination of employment or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment and shall not have been exercised.

      (ii) Death, Disability or Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment with Micro or its Affiliates is terminated by reason of death, disability, or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right during the one-year period following such termination of employment, to the extent it was exercisable and outstanding at the date of such termination of employment, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such employment. The meaning of the terms "disability" and "retirement" shall be determined by the Committee.

      (iii) Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide at any time that an Option granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment.

            (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant or otherwise or as required to comply with applicable law, if the Participant's employment with Micro and its Affiliates is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and the related Stock Appreciation Right will be exercisable during the period set forth in Section 11(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies in such 90-day period the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

            (c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant or as required to comply with applicable law, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to a repurchase option of Micro shall be repurchased by Micro at the price paid by the Participant for such Restricted Stock.

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            (d) Except as the Committee may otherwise determine, for purposes hereof any termination of a Participant's employment for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination.

            SECTION 12. MERGER. In the event of a merger of Micro with or into another corporation, each outstanding Award may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Award is not assumed or substituted, the Award shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

            SECTION 13. AMENDMENT AND TERMINATION.

            (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

            (b) Amendments to Awards. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

            (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be

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cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

            SECTION 14. GENERAL PROVISIONS.

            (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

            (b) Nontransferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

            (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

            (d) Share Certificates. All certificates for Shares or other securities of Micro or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (e) Withholding. A Participant may be required to pay to Micro or any Affiliate, and Micro or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of Micro to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

            (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

            (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent Micro or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

            (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of Micro or any Affiliate. Further, Micro or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

            (i) Rights as a Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

            (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

            (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

            (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle Micro to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to Micro by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of Micro, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

            (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Micro or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Micro or any Affiliate pursuant to an

Award, such right shall be no greater than the right of any unsecured general creditor of Micro or any Affiliate.

            (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

            (o) Execution of Purchase Agreement; Disposition of Shares. Prior to a Public Offering, no Shares shall be issued pursuant to an Award unless and until a Purchase Agreement shall be executed by Micro and the Participant. Each certificate representing Shares so acquired shall bear an appropriate legend setting forth the restrictions on transfer of such Shares as provided by such Purchase Agreement.

            (p) Transfer Restrictions. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan, the applicable Award Agreement or the applicable Purchase Agreement.

            (q) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            SECTION 15. TERM OF THE PLAN.

            (a) Effective Date. The Plan shall be effective as of April 30, 1996, subject to approval by the shareholders of Micro.

            (b) Expiration Date. No Incentive Stock Option shall be granted under the Plan after December 31, 2000. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

            SECTION 16. INFORMATION TO PARTICIPANTS AND PURCHASERS. Micro shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more Awards outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Micro shall not be required to provide such statements to key employees whose duties in connection with Micro assure their access to equivalent information.

                                    EXHIBIT A

                               PURCHASE AGREEMENT
                          (1996 EQUITY INCENTIVE PLAN)

            This Agreement, entered into this _____ day of ________ , by and between INGRAM MICRO INC., a Delaware corporation ("MICRO"), and _______________ ("PARTICIPANT").

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. All capitalized terms used but not defined herein will have the meaning given those terms in Ingram Micro Inc. 1996 Equity Incentive Plan (the "Plan").

            SECTION 2. PURCHASE AND SALE. Micro hereby sells to Participant, and Participant hereby purchases from Micro, that number of Shares set forth on the signature page hereof, pursuant to the terms of the Plan and this Agreement.

            SECTION 3. PAYMENT. The purchase price set forth on the signature page hereof (the "Purchase Price") for the Shares shall be payable by Participant to Micro upon the execution hereof in either (i) cash or (ii) such other means, including a note payable to Micro, as the Committee may approve or permit from time to time. Payment in currency or by check, bank draft, cashier's check, postal money order or wire transfer shall be considered payment in cash provided any such instrument is honored upon presentation.

            SECTION 4. REPRESENTATIONS. Participant represents and warrants to Micro that he is acquiring the Shares for investment purposes only, solely for his own account, and not with a view to, or for resale in connection with, any distribution thereof. Participant acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), and, in addition to the other restrictions set forth herein, the Shares may not be resold by Participant unless the Shares are registered under the 1933 Act or, in the opinion of Micro's counsel, such registration is not required under the 1933 Act (or any other applicable law, regulation or rule) with respect to such proposed resale.

            SECTION 5. RIGHT OF FIRST REFUSAL. Subject to Section 8, before any Shares that are permitted to be sold or otherwise transferred pursuant to this Agreement and that are held by Participant may be sold or otherwise transferred (including transfer by gift or operation of law), Micro or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the "RIGHT OF FIRST REFUSAL").

            (a) NOTICE OF PROPOSED TRANSFER. Participant shall deliver to Micro a written notice (the "NOTICE") stating: (i) Participant's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price for which Participant proposes to transfer the Shares (the "OFFERED PRICE"); (v) satisfactory evidence of the Proposed Transferee's ability to pay the Offered Price; and (vi) satisfactory evidence that such sale or transfer complies with all applicable federal and state securities laws, rules and regulations, and Participant shall offer the Shares at the Offered Price to Micro or its assignee(s).

            (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after receipt of the Notice, Micro and/or its assignee(s) may, by giving written notice to Participant, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

            (c) PURCHASE PRICE. The Purchase price ("PURCHASE PRICE") for the Shares purchased by Micro or its assignee(s) under this Section 5 shall be the Offered Price.

            (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of Micro or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of Participant to Micro (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (e) PARTICIPANT'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by Micro and/or its assignee(s) as provided in this Section, then Participant may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to Micro, and Micro and/or its assignees shall again be offered the Right of First Refusal before any Shares held by Participant may be sold or otherwise transferred.

            (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during Participant's lifetime or on Purchaser's death by will or intestacy to Participant's immediate family or a trust for the benefit of Participant's immediate family shall be exempt from the provisions of this Section provided that Participant notifies the Company in writing within thirty
(30) days of said transfer. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 5 and Sections 6 and 7 and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

            SECTION 6. SHARE REPURCHASES. (a) Subject to Section 8, if the Participant ceases to be employed by Micro, Participant shall be bound to sell to Micro, and Micro, subject to Section 7(b), shall be bound to purchase from Participant, the Shares subject hereto (the "REPURCHASED SHARES") at the purchase price, payable in cash, specified in clause (b) below and otherwise in the manner set forth herein.

            (b) The purchase price for sales made pursuant to this Section 6 shall be (i) in the case of any termination of an Officer of Micro in connection with which the Board (or the appropriate committee thereof) determines, in its sole discretion, that such Officer has committed acts of dishonesty or disloyalty or acts substantially detrimental to the welfare of Micro, the lower of the Purchase Price and the Fair Market Value of the Repurchased Shares and
(ii) in the case of any other termination, the Fair Market Value of the Repurchased Shares, in any such case, as of the end of the last calendar quarter occurring on or immediately preceding the date of such termination.

            (c) The closing of the repurchase shall be consummated as promptly as practicable following such termination upon at least five days' prior notice by Micro of the date, time and place of the closing of such repurchase but in any case shall occur within 90 days following such termination.

            (d) Except as the Committee may otherwise determine, for purposes hereof any termination of a participant's employment for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination.

            SECTION 7. PUT RIGHTS. Subject to Section 8, Participant shall have the right, exercisable by written notice (the "PUT NOTICE") to Micro at any time for so long as Participant continues to be an employee of Micro (the "EXERCISE PERIOD"), to cause Micro to purchase all or any portion of the Shares subject hereto for an aggregate amount in cash equal to the Fair Market Value of such Shares as of the end of the last calendar quarter occurring on or immediately preceding the date of receipt by Micro of the Put Notice. The Put Notice must be delivered to Micro prior to the end of the Exercise Period. Any closing of the purchase of the Repurchased Shares shall be consummated as soon as practicable following receipt of the Put Notice upon at least five days' prior written notice by Micro of the date, time and place of such closing.

            SECTION 8. LAPSE OF RESTRICTIONS. Notwithstanding anything else contained herein, after the first underwritten registered public offering of shares of any class of common stock of Micro, Micro shall not be obligated, nor shall it have any preferential right or option, under Sections 5, 6 or 7 or otherwise, to purchase or otherwise acquire such Shares from Participant.

            SECTION 9. NO RIGHT TO EMPLOYMENT. Nothing contained in this Agreement shall constitute, or shall be construed to constitute, a limitation on the right of Micro to terminate Participant's employment at any time, with or without cause or notice.

            SECTION 10. LEGENDS.

            (a) Purchaser understands and agrees that Micro shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by Micro or by applicable state or federal securities laws:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A REPURCHASE OPTION HELD BY MICRO OR ITS ASSIGNEE(S) AS SET FORTH IN THE PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

            IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

            Purchaser understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached hereto as Annex 1.

            SECTION 11. BINDING ON HEIRS AND LEGAL REPRESENTATIVES. Participant acknowledges and agrees that this Agreement shall be binding upon his heirs and legal representatives in the event of his death or disability.

            SECTION 12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            SECTION 13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

            SECTION 14. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 15. REMEDIES. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

            SECTION 16. CONSENT TO JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any Delaware State Court or United States Federal Court sitting in Delaware over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto hereby irrevocably appoints The Corporation Trust Company as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and represents and warrants that such agent has accepted such appointment. Each party hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service shall also be mailed to such party. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 16. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            SECTION 17. COMPLIANCE WITH APPLICABLE LAWS. Micro shall not be obligated to make any purchase or transfer any Shares pursuant to Sections 5, 6 or 7 if Micro determines in good faith and in its sole discretion that such purchase or transfer would: (i) affect the qualification of the transactions contemplated by the Exchange Agreement or Reorganization Agreement (as defined in the Exchange Agreement) for tax-free treatment under Section 355 of the Code; or (ii) violate the applicable laws, rules, regulations or orders of the U.S. or any other jurisdiction.

            SECTION 18. COMMUNITY PROPERTY. If the Participant is a married individual and the Participant's Shares constitute community property, this Agreement has been executed and delivered by the Participant's spouse, who shall be bound hereby.

            IN WITNESS WHEREOF, the parties hereunto have signed this Agreement as of the date first hereinabove written.

Number of Shares:  ______

Purchase Price Per Share:  $  ______

                                          INGRAM MICRO INC.


                                          By:_________________________
                                          Name:_______________________
                                          Title:______________________

                                          1600 Saint Andrew Place
                                          Santa Ana, CA 92705
                                          Telecopy: (714) 566-7900



                                          ___________________________
                                          Participant

                                     ANNEX 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

          Title 10 Investment - Chapter 3. Commissioner of Corporations

      260.141.11: Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

      (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1) to the issuer;

          (2) pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5) to holders of securities of the same class of the same issuer;

          (6) by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
      Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

      (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                        2